UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
(Exact name of registrant as specified in charter)

116 South Franklin Street, Rocky Mount, North Carolina  27802
(Address of principal executive offices)  (Zip code)

Paracorp Inc.
2140 South Dupont Hwy, Camden, DE  19934
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end:  August 31

Date of reporting period: August 31, 2023

Item 1. REPORT TO STOCKHOLDERS.
(a)

FOR THE YEAR SEPTEMBER 1, 2022 – AUGUST 31, 2023

ANNUAL REPORT
Roumell Opportunistic Value Fund

Roumell Asset Management, LLC

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Roumell Opportunistic Value Fund (the "Fund"). The Fund's shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund's shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

The Roumell Opportunistic Value Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC 27609. There is no affiliation between the Roumell Opportunistic Value Fund, including its principals, and Capital Investment Group, Inc.

Table of Contents
Letter to Shareholders	………………………………………………………………………………	1
Performance Update	………………………………………………………………………………	7
Schedule of Investments	………………………………………………………………………………	8
Statement of Assets and Liabilities	………………………………………………………………………………	10
Statement of Operations	………………………………………………………………………………	11
Statements of Changes in Net Assets	………………………………………………………………………………	12
Notes to Financial Statements	………………………………………………………………………………	14
Additional Information	………………………………………………………………………………	24

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Roumell Opportunistic Value Fund (the “Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. A copy of the prospectus is available at https://docs.nottinghamco.com/Roumell or by calling Shareholder Services at 800-773-3863. The prospectus should be read carefully before investing.

For More Information on the Roumell Opportunistic Value Fund:

See Our Web site @ roumellfund.com
or
Call Our Shareholder Services Group at 800-773-3863.

August 31, 2023
(Unaudited)
For the fiscal year ended August 31, 2023, RAMSX had a return of 10.69%. This compares to the benchmark performance of 2.17% for the Russell 2000 Value Index, -0.87% for the Bloomberg Capital U.S. Government/Credit Bond Index, 1.31% for 60% Russell 2000 Value Index/40% Bloomberg Capital U.S. Government/Credit Bond Index, and 15.94% for the S&P 500 Total Return Index over the same period. During the fiscal year, the average portfolio allocation was 26% in cash, 73% in equities, and 1% in fixed income.
Significant positive contributors to performance were Opera Ltd and Dundee Precious Metals Inc. Opera, one of the world’s leading browser providers and an influential player in the field of integrated AI-driven digital content discovery and recommendation platforms, consistently met or exceeded expectations and increased over 200% during our holding period. Dundee Precious Metals, a Canadian based, international gold mining company engaged in the exploration, development, mining, and processing of precious metals, continued to generate copious amounts of cash from operations and increased about 43% during our holding period. Significant negative contributors to performance were Comscore Inc. and Quantum Corp. Comscore, a measurement and analytics company, has struggled to become a trusted currency for planning, transacting, and evaluating media across platforms, and declined about 68% during our holding period. Quantum, which has come up against tough competition for its solutions to store, manage, protect, archive, and analyze massive amounts of data, declined about 61% during our holding period. In our view, the Fund’s investment style of selecting securities of individual companies that are deeply researched and that we believe to be out of favor, overlooked, or misunderstood by investors and, thus, able to be bought at a significant discount to our calculation of intrinsic value, means that we generally do not expect the Fund’s investment returns to mirror market averages.
Please see the table below for the Fund’s historical performance information through the calendar quarter ended September 30, 2023.
Average Annual Returns (Unaudited) Period Ended September 30, 2023	Past 1 Year	Five Year	Ten Year	Gross Expense Ratio[1]
Roumell Opportunistic Value Fund	17.19%	2.31%	1.73%	1.26%
Russell 2000 Value Index	7.84%	2.59%	6.19%	N/A
Bloomberg Capital U.S. Government/Credit Bond Index	0.93%	0.41%	1.31%	N/A
Benchmark of 60% Russell 2000 Value Index / 40% Bloomberg Capital U.S. Government/Credit Bond Index	6.33%	2.91%	4.99%	N/A
S&P 500 Total Return Index	21.62%	9.91%	11.91%	N/A
The quoted performance data represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance data regarding the Fund, including performance data current to the Fund’s most recent month-end, please visit ncfunds.com or call the Fund at (800)773-3863. Fee waivers and expenses reimbursements have positively impacted Fund performance.
1Gross expense ratio as of the Fund’s most recent Prospectus dated January 1, 2023, and includes Acquired Fund Fees and Expenses.
We believe that the Fund had solid performance, which, in large part, can be attributed to our focused portfolio of highly-researched, primarily small and micro-cap, securities. We have selectively added to our highest conviction ideas, exercising a long-trusted and tested discipline of opportunistically averaging down in price. Additionally, we believe we took advantage of pricing during a period when the market was fearful and established several new positions in the portfolio, particularly in the energy and high-yield credit sectors. In energy, we purchased a basket of energy service companies with low single-digit earnings multiples, high double-digit free cash flow yields, and very strong balance sheets. In credit, we purchased a basket of double-digit yielding closed-end funds purchased at attractive market prices in relation to historical net asset value (NAV).

From a macro point of view, many economists are now predicting a “soft landing”, i.e., no recession. The U.S. has several factors that may help it avoid an economic downturn, including a still solid economy with consistent growth, easing inflation, healthy consumer spending driven by strong incomes and pent-up demand, a rebound in business investment, and stable housing sectors. However, potential risks include the delayed effects of rate hikes impacting consumer and business spending, the possibility of further Fed rate hikes due to labor shortages and wage growth, stricter bank lending criteria, higher gas prices, and factors like the resumption of student loan repayments and reduced pandemic-related savings that may begin to impact consumer spending more significantly, potentially slowing economic growth.
We are pleased that the portfolio has, thus far, been performing as we had hoped and expected. As of the date of this letter, we have roughly 28% cash and cash equivalents, which provides flexibility and ample liquidity to purchase additional securities should things get cheaper. We patiently wait to find value through out-of-favor, overlooked, or misunderstood securities. We continue to be aligned with the Fund’s investors with a significant portion of our net worth in the Fund.
The following highlights the portfolio’s three largest positions as of August 31, 2023 – NexTier Oilfield Solutions Inc., Dundee Precious Metals Inc., and Liberty Energy Inc. – which we believe underscores the embedded value in our Fund’s shares and well illustrates our focus on price.
Largest Portfolio Holdings
NexTier Oilfield Solutions Inc., NEX. NexTier Oilfield Solutions (NEX) is a U.S. land focused oilfield service company (Hydraulic Fracturing, Oilfield logistics, Pumping, etc.). It services primarily exploration and production (“E&P”) customers.
We feel important aspects of the energy services sector are misunderstood and undervalued. We believe that, in the past, the industry overspent on capital expenditures and underpriced its services to win business, and companies were focused on growth with little regard for current free cash flow and shareholder returns. As we analyzed NEX, we quickly discovered that management learned the lessons of the past and changed its ways. The current strategy is to maximize free cash flow and return capital to shareholders.
NEX has stated publicly that its goal is to return a significant portion of its free cash flow to shareholders in the form of share repurchases and dividends1. Financial results and managements’ capital allocation for 2022 and YTD 2023 have been quite impressive. We believe the shares are undervalued and provide an opportunity for attractive returns. We began building our position early in 2023 and averaged down several months later when the stock declined due to a decrease in oil prices. The following are some key financial highlights and valuation statistics at the time of our initial purchase and as of August 31, 20232,3.

1 Patterson-UTI Energy and NexTier Oilfield Solutions to Combine in Merger of Equals, Creating Industry Leading Drilling and Completions Services Provider (prnewswire.com)
2 NexTier – 10K, December 31, 2022
3 NexTier – 10Q, August 31, 2023

Consensus estimated 2023 adjusted EBITDA (Earnings before interest, taxes, depreciation and amortization) is $864 million4. We estimate full year 2023 free cash flow will approximate 50% of adjusted EBITDA or about $432 million. This represents an estimated free cash flow yield on EV of 18% and an Enterprise Value/EBITDA ratio of 2.7x. According to industry management teams and analysts, historically, energy services companies like NEX have been valued at 3x-5x EBITDA. Applying a 3x and 5x multiple to estimated full year EBITDA results in a stock price of $11.55 and $19.11, respectively, about 9% and 80% higher, respectively, than the August 31, 2023 stock price of $10.61. Given the change in industry discipline that has resulted in much better capital management, pricing, and emphasis on free cash flow, we believe the high-end historical multiple of 5x may be low. In other words, today’s conversion of EBITDA to free cash flow is much greater than in years past and, at day’s end, cash generation rules, in our opinion.
Additionally, NEX has a solid balance sheet with net debt (debt less cash) at August 31, 2023 to 2023 consensus Adjusted EBITDA of only 0.063.
NEX is impacted by the price of oil and to a lesser extent, the price of natural gas. We see this macro pricing uncertainty as the primary risk. There is no doubt energy-related stocks are correlated with oil prices. However, we like the risk/reward dynamics of NEX. In our opinion, its strong financial position and prudent capital management protect our downside risk and the low valuation gives us attractive upside potential. In summary, we believe downside is modest, even if oil prices decline moderately and upside potential has significant operating leverage.
After our purchase of NEX shares, the company announced that it would combine in a Merger of Equals with Patterson-UTI Energy (PTEN)1. PTEN is a $3 billion market cap public company that provides contract drilling services to oil and natural gas operators in the United States and internationally. It operates through three segments: Contract Drilling Services, Pressure Pumping Services, and Directional Drilling Services.
Management publicly disclosed that the combination is expected to be accretive to earnings per share and free cash flow per share in 20241. The combined company would have net debt to combined trailing twelve month Adjusted EBITDA of only 0.5x as of March 31, 2023 (based on latest available information). With increased scale and a strong balance sheet, the transaction is expected to lower the cost of capital1.
Management further disclosed that the combined company intends to target high free cash flow conversion and continue the practices of both companies of distributing at least 50% of free cash flow to shareholders1.
Our initial reaction to the combination is positive and it has also been well received by the Analyst community (Note, the merger officially closed on September 1st)5. As of August 31, 2023, NEX was 7.6% of the Fund’s portfolio holdings.
Dundee Precious Metals Inc., DPM-TSE/DPMLF. Dundee Precious Metals has been discussed extensively in past letters. Dundee Precious Metals is a Canadian based, international gold mining company engaged in the exploration, development, mining, and processing of precious metals. Tickers DPM and DPMLF trade on the Toronto Stock Exchange in Canada and OTC in the United States, respectively. All amounts in this memo are in U.S. dollars.

4 FactSet
5 Patterson-UTI Energy and NexTier Oilfield Solutions Complete Merger (accesswire.com)

At August 31, 2023, DPM had $542 million of cash, $6 million of investments and no debt6. DPM generated $166 million of free cash flow for the year ended December 31, 20227 and $135 million of free cash flow for the six months ended August 31, 20231. DPM pays a quarterly dividend of $0.04/share, a 2.5% yield based on August 31st price of $6.50 per share. The company returned $49 million, or 36% of free cash flow, to shareholders during the first half of 2023 through dividends and share repurchases.
DPM recently reported year-to-date 2023 production results showing production of 145,000 ounces of gold and 15 million pounds of copper. The company’s three-year outlook is listed below2:
	2022	2023	2024	2025
	Actual	Guide	Outlook	Outlook
Gold ('000 ounces):
Chelopech	179	150 - 170	160 - 180	160 – 185
Ada Tepe	94	120 -145	85 - 105	70 - 85
Total gold	273	270 - 315	245 - 285	230 – 270
Copper (Mlbs):
Chelopech	31	30 - 35	29 - 34	29 - 34

On July 11, 2023, Dundee Precious Metals announced additional drilling results from the Čoka Rakita exploration prospect in eastern Serbia. Čoka Rakita is located three kilometers southeast of the Company’s Timok gold project and is 100% owned by DPM. “We continue to be excited by the results from our drilling program at the high-quality Čoka Rakita deposit in Serbia, with the most recent results extending the deposit to the south as well as continuing to extend and confirm the high-grade zone,” said David Rae, President and Chief Executive Officer of Dundee Precious Metals. “We continue to view Čoka Rakita as a promising prospect within our organic portfolio and we are aggressively drilling to further grow the deposit and test other nearby targets that share the same geological environment.”8
We estimate 2023 free cash flow of $203 million (25% discount to annualized first half 2023 free cash flow, which accounts for increased second half 2023 capital expenditures), a 31% free cash flow yield on Enterprise Value, “EV”, (market cap plus debt less cash) as of August 31, 2023. Assuming a free cash flow yield of 15% on EV and adding back cash, investments at 50%, and $40 million for the smelter, implies a value of approximately $10.40 per share vs. a share price of $6.50 as of August 31, 2023.
The 2023 Guidance and 2024/2025 Outlook for production is quite attractive even before any new production comes online. DPM is conservatively managed and has a fortress balance sheet. With a substantial cash balance of $542 million9, no debt, significant free cash flow generation and very attractive assets, we believe DPM is significantly undervalued. As of August 31, 2023, DPMLF was 6.9% of the Fund’s portfolio holdings.
Liberty Energy Inc., LBRT. Liberty Energy is a leading energy services and technology company focused on providing innovative hydraulic fracturing services and related technologies to onshore oil and natural gas exploration and production companies in North America. It offers customers hydraulic fracturing services, together with complementary services including wireline services, proppant delivery solutions, field gas processing, compressed natural gas delivery, data analytics, related goods (including sand mine operations), and technologies that will facilitate lower emission completions, thereby helping customers reduce their emissions profile.
As mentioned in our NEX discussion, we feel important aspects of the energy services sector are misunderstood and undervalued. We believe that, in the past, the industry overspent on capital expenditures and underpriced its services to win business, and companies were focused on growth with little regard for current free cash flow and shareholder returns. As we analyzed LBRT, we discovered that management is highly focused on exceptional return on investment and returning free cash flow to shareholders.

6 Dundee Precious Metals Delivers Record Quarterly Free Cash (globenewswire.com)
7 Dundee Precious Metals Continues Record of Strong Free Cash (globenewswire.com)
8 Dundee Precious Metals Announces Additional Drill Results (globenewswire.com)
9 Dundee Precious Metals – Management’s Discussion and Analysis of Consolidated Financial Condition and Results of Operations for the Three to Six Months Ended August 31, 2023

LBRT’s CEO, Chris Wright made the following comment on the July 20, 2023 investor conference call:
“In the second quarter, we returned $69 million to shareholders through the repurchase of 2.7% of shares outstanding plus our quarterly dividend. Since the reinstatement of our return of capital program in July of 2022, including the initial $250 million buyback authorization and a subsequent upsize to $500 million in January, we have now returned $287 million to shareholders through cash dividends and the retirement of 9.7% of outstanding shares. We completed the initial repurchase authorization and now have $240 million of our buyback authorization remaining. The compounding effect of our last 12 months of share buybacks is evidenced by the 57% year-over-year increase in fully diluted earnings per share on a 45% increase in net income…We created a unique competitive position where we can take advantage of accretive cyclical and secular investment opportunities, generating high returns while returning cash to shareholders and maintaining a strong balance sheet.”10
As with NEX, we began building our position early in 2023 and averaged down several months later when the stock declined due to a decrease in oil prices. The following are some key financial highlights and valuation statistics at the time of our initial purchase and as of August 31, 202311,12:
Consensus estimated 2023 adjusted EBITDA is $1,158 million4. We estimate full year 2023 free cash flow will approximate 40% of adjusted EBITDA or about $463 million. This represents an estimated free cash flow yield of 16% and an EV/EBITDA ratio of 2.3x. As referenced in NEX, according to industry management teams and analysts, historically, energy services companies like LBRT have been valued at 3x-5x EBITDA. Applying a 3x and 5x multiple to estimated full year EBITDA results in a stock price of $18.88 and $32.47, respectively, about 18% and 103% higher, respectively, than the August 31, 2023 stock price of $15.96. Given the change in industry discipline that has resulted in much better capital management, pricing, and emphasis on free cash flow, we believe the high-end historical multiple of 5x may be low. In other words, today’s conversion of EBITDA to free cash flow is much greater than in years past and, at day’s end, cash generation rules, in our opinion.

10 Liberty Energy Q2 2023 Earnings Call
11 Libert Energy – 10K, December 31, 2022
12 Liberty Energy – 10Q, June 30, 2023

Additionally, LBRT has a solid balance sheet with net debt (debt less cash) at August 31, 2023 to 2023 consensus Adjusted EBITDA of only 0.2212.
LBRT is impacted by the price of oil and to a lesser extent, the price of natural gas. We see this macro pricing uncertainty as the primary risk. There is no doubt energy related stocks are correlated with oil prices. However, we like the risk/reward dynamics with LBRT. In our opinion, LBRT’s strong financial position and prudent capital management protect our downside risk and the low valuation gives us attractive upside potential. In summary, we believe downside is modest, even if oil prices decline moderately and upside potential has significant operating leverage. As of August 31, 2023, LBRT was 5.8% of the Fund’s portfolio holdings.
We will continue to search methodically and diligently for out-of-favor, overlooked, and misunderstood securities and stay true to being balance sheet-focused, opportunistic, and thoughtful, while gathering enough information to make well-informed investment decisions.

Thank you again for your trust and confidence.

Best Regards,
Jim Roumell
Portfolio Manager
Roumell Opportunistic Value Fund

Roumell Opportunistic Value Fund
Performance Update (Unaudited)
For the period from August 31, 2013 through August 31, 2023

The graph above assumes an initial $10,000 investment and the reinvestment of dividends and capital gains distributions.  This graph depicts the performance of the Roumell Opportunistic Value Fund (the “Fund”) versus the Russell 2000 Value Index, the Bloomberg Capital U.S. Government Credit Index, a blend of 60% of the Russell 2000 Value Index and 40% of the Bloomberg Capital U.S. Government Credit Index, and the S&P 500 Total Return Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Returns
As of	One	Five	Ten
August 31, 2023	Year	Year	Year
Roumell Opportunistic Value Fund	10.69%	2.29%	3.14%
Russell 2000 Value Index	2.17%	3.18%	7.36%
Bloomberg Capital U.S. Government Credit Index	(0.87)%	0.75%	1.63%
60% Russell 2000 Value Index/40% Bloomberg Government Credit Index	1.31%	2.47%	5.39%
S&P 500 Total Return Index	15.94%	11.12%	12.81%

Performance quoted in the previous graph represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of (i) any front-end or contingent deferred sales loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.23% of the average daily net assets of the Fund through January 1, 2024. The Expense Limitation Agreement may be terminated by the Board of Trustees of the Trust at any time. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement. The gross expense ratio of the Fund was 1.26% as of its most recent Prospectus dated January 1, 2023, and includes Acquired Fund Fees and Expenses. An investor may obtain performance data, current to the most recent month-end, by visiting ncfunds.com.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

Roumell Opportunistic Value Fund
Schedule of Investments
As of August 31, 2023
	Shares	Cost	Value (Note 1)
Common Stocks - 60.51%
Communications - 7.89%
Allot Ltd (a)	567,395	$5,081,226	$ 1,424,161
KVH Industries Inc (a)	331,653	2,401,486	1,757,761
Magnite Inc (a)	225,000	1,846,795	1,856,250
Opera Ltd	140,000	1,792,882	2,090,200
Spark Networks SE (a)	502,789	1,546,292	98,044
			7,226,416
Consumer Discretionary - 3.86%
Liquidity Services Inc (a)	193,562	2,536,487	3,532,507

Energy - 16.28%
Liberty Energy Inc	333,402	4,793,921	5,317,762
NexTier Oilfield Solutions Inc (a)	657,581	5,486,711	6,976,934
Select Water Solutions Inc	325,000	2,131,981	2,616,250
			14,910,946
Financials - 3.73%
Runway Growth Finance Corp	261,897	3,039,374	3,415,137

Health Care - 4.15%
Aridis Pharmaceuticals Inc (a)	446,588	2,132,339	51,268
Collplant Biotechnologies Ltd (a)(b)	577,909	7,778,824	3,750,629
			3,801,897
Industrials - 4.72%
Acacia Research Corp (a)	682,463	2,711,285	2,600,184
FLYHT Aerospace Solutions Ltd. (a)(b)(c)	2,500,000	1,500,000	1,719,710
			4,319,894
Materials - 6.86%
Dundee Precious Metals Inc	966,700	5,780,033	6,283,550

Real Estate - 3.37%
Kite Realty Group Trust	136,844	2,560,884	3,088,569

Technology - 9.65%
comScore Inc (a)	1,839,704	5,522,142	1,287,609
Identiv Inc (a)	331,278	2,165,716	2,736,356
Quantum Corp (a)	1,687,553	10,625,448	1,046,283
Sonic Foundry Inc (a)	405,405	1,500,000	316,216
Stratasys Ltd (a)	235,000	3,138,811	3,454,500
			8,840,964
Total Common Stocks (Cost $76,072,635)			55,419,880

Private Investments - 7.23%
EAS Investors I, LP (a)(c)(d)(e)	-	3,508,800	2,448,724
Stream-IT App, Inc. (a)(b)(c)(d)(e)	3,652,988	4,175,000	4,175,000
Total Private Investments (Cost $7,683,800)			6,623,724

Closed-End Funds - 3.69%
CBRE Global Real Estate Income Fund	395,000	2,121,003	2,046,100
Eagle Point Credit Co Inc	35,000	356,962	363,300
XAI Octagon Floating Rate Alternative Income Term Trust	141,432	926,951	975,881
Total Closed-End Funds (Cost $3,404,915)			3,385,281

See Notes to Financial Statements

Roumell Opportunistic Value Fund
Schedule of Investments
As of August 31, 2023
		Exercise Price	Exercise Date	Contract	Value (Note 1)
Warrant - 0.00%
	Sonic Foundry Inc (a)(e)(f) (Cost $0)	$ 5.50	7/20/2026	1	-
		Interest Rate	Maturity Date	Principal
Corporate Bonds - 0.18%
	ErosSTX Global Corp. (g) (Cost $1,151,245)	9.000%	4/15/2026	835,100	160,991

United States Treasury Bills - 23.88%
		0.000%	9/14/2023	8,000,000	7,984,819
		0.000%	10/12/2023	8,500,000	8,448,645
		0.000%	11/16/2023	5,500,000	5,438,635
	Total United States Treasury Bills (Cost $21,877,436)				21,872,099
Investments, at Value (Cost $110,190,031) - 95.49%					87,461,975
Other Assets Less Liabilities - 4.51%					4,131,071
Net Assets - 100.00%					$ 91,593,046
(a)	Non-income producing investment
(b)	The Fund owns more than 5% of the outstanding shares of the company, making the security an affiliated investment.
(c)	Restricted securities have a total fair value of $8,343,434, or 9.11% of net assets. See Note 1.
(d)	Security is considered illiquid.
(e)	The security is fair valued under procedures approved by the Fund's Board of Trustees. The total value is $6,623,724, or 7.23% of net assets.
(f)	The single contract grants the Fund the ability to purchase up to 60,811 shares at $5.50 per share.
(g)	Security is in default.

Summary of Investments by Sector	% of Net Assets	Value
Common Stocks
Communications	7.89%	$ 7,226,416
Consumer Discretionary	3.86%	3,532,507
Energy	16.28%	14,910,946
Financials	3.73%	3,415,137
Health Care	4.15%	3,801,897
Industrials	4.72%	4,319,894
Materials	6.86%	6,283,550
Real Estate	3.37%	3,088,569
Technology	9.65%	8,840,964
Private Investments	7.23%	6,623,724
Closed-End Funds	3.69%	3,385,281
Warrant	0.00%	-
Corporate Bonds	0.18%	160,991
United States Treasury Bills	23.88%	21,872,099
Other Assets Less Liabilities	4.51%	4,131,071
Total Net Assets	100.00%	$ 91,593,046

See Notes to Financial Statements

Roumell Opportunistic Value Fund
Statement of Assets and Liabilities
As of August 31, 2023	812
Assets:
Investments, at value (cost $96,736,207)	$ 77,816,636
Investments in affiliates, at value (cost $13,453,824)	9,645,339
Cash	4,071,939
Deposits at Broker	4,273
Dividends receivable	12,022
Interest receivable	57,783
Fund shares sold receivable	66,501
Prepaid insurance	4,527
Total assets	91,679,020
Liabilities:
Fund shares purchased payable	29,059
Accrued expenses:
Advisory fees	33,919
Professional fees	14,004
Administration fees	565
Trustee fees	2,299
Transfer agent fees	310
Compliance fees	41
Fund accounting fees	214
Operational expenses	4,989
Other expenses	574
Total liabilities	85,974
Total Net Assets	$ 91,593,046
Net Assets Consist of:
Paid in capital	$ 133,511,861
Accumulated deficit	(41,918,815)
Total Net Assets	$ 91,593,046
Capital Shares Outstanding, no par value
(unlimited authorized shares)	18,446,214
Net Asset Value, Per Share	$4.97

See Notes to Financial Statements

Roumell Opportunistic Value Fund
Statement of Operations
For the fiscal year ended August 31, 2023	812
Investment Income:
Dividends (net of withholding tax of $27,663)	$ 1,470,167
Interest	848,531
Total Investment Income	2,318,698
Expenses:
Advisory fees (note 3)	770,854
Registration and filing expenses	39,744
Professional fees	69,443
Administration fees (note 3)	90,942
Fund accounting fees (note 3)	36,683
Transfer agent fees (note 3)	25,221
Shareholder fulfillment fees	24,473
Custody fees	65,131
Trustee fees and meeting expenses (note 4)	12,710
Security pricing fees	22,399
Compliance fees (note 3)	16,725
Insurance fees	3,448
Other expenses	4,532
Total Expenses	1,182,305
Fees waived by Advisor (note 3)	(151,709)
Net Expenses	1,030,596
Net Investment Income	1,288,102
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss from investment transactions	(4,601,943)
Net realized loss from affiliated investment transactions	(9,246,071)
Net realized gain on foreign currency	4,792
Total net realized loss	(13,843,222)
Net change in unrealized appreciation (depreciation) on investments	12,823,138
Net change in unrealized appreciation (depreciation) on affiliated investments	8,355,802
Total net change in unrealized appreciation (depreciation)	21,178,940
Net Realized and Unrealized Gain (Loss) on Investments	7,335,718
Net Increase in Net Assets Resulting from Operations	$ 8,623,820

See Notes to Financial Statements

Roumell Opportunistic Value Fund
Statements of Changes in Net Assets
For the fiscal year ended August 31,	812
	2023	2022
Operations:
Net investment income (loss)	$ 1,288,102	$ (1,012,824)
Net realized loss from investment transactions	(4,601,943)	(2,058,246)
Net realized loss from affiliated investment transactions	(9,246,071)	(240,600)
Net realized gain (loss) on foreign currency	4,792	(39,586)
Net change in unrealized appreciation (depreciation) on investments	12,823,138	(33,645,060)
Net change in unrealized appreciation (depreciation) on affiliated investments	8,355,802	(16,214,895)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,623,820	(53,211,211)
Distributions to Shareholders from Distributable Earnings	-	(47,610,000)
Capital Share Transactions:
Shares sold	18,749,257	52,823,773
Redemption fee	10,314	1,806
Reinvested dividends and distributions	-	34,788,291
Shares repurchased	(16,411,487)	(48,093,371)
Net Increase in Net Assets Resulting from Capital Share Transactions	2,348,084	39,520,499
Net Increase (Decrease) in Net Assets	10,971,904	(61,300,712)
Net Assets:
Beginning of Year	80,621,142	141,921,854
End of Year	$ 91,593,046	$ 80,621,142
Share Information:
Shares sold	4,279,125	8,340,549
Shares from reinvested dividends and distributions	-	5,566,127
Shares repurchased	(3,790,936)	(5,837,632)
Net Increase in Capital Shares	488,189	8,069,044

See Notes to Financial Statements

Roumell Opportunistic Value Fund
Financial Highlights
	August 31,
For a share outstanding during the fiscal years ended	2023	2022		2021		2020	2019
Net Asset Value, Beginning of Year	$ 4.49	$ 14.35		$ 8.73		$ 9.15	$ 10.03

Income (Loss) from Investment Operations:
Net investment income (loss) (a)	0.07	(0.07)		(0.05)		0.04	0.07
Net realized and unrealized gain (loss) on investments	0.41	(4.00)		5.67		0.48	(0.43)

Total from Investment Operations	0.48	(4.07)		5.62		0.52	(0.36)

Less Distributions From:
Net investment income	-	-		(0.00)	(b)	(0.19)	(0.17)
Net realized gains	-	(5.79)		-		(0.75)	(0.35)

Total Distributions	-	(5.79)		(0.00)		(0.94)	(0.52)

Net Asset Value, End of Year	$ 4.97	$ 4.49		$ 14.35		$ 8.73	$ 9.15

Total Return	10.69%	(39.70)%	(c)	64.41%		5.35%	(3.12)%

Net Assets, End of Year (in thousands) (d)	$91,593	$80,621		$141,922		$86,803	$79,353
Ratios of:
Gross Expenses to Average Net Assets (e)	1.41%	1.25%		1.20%		1.28%	1.30%
Net Expenses to Average Net Assets (e)	1.23%	1.23%		1.20%		1.23%	1.23%
Net Investment Income (Loss) to Average Net Assets (e)(f)	1.54%	(0.95)%		(0.40)%		0.51%	0.67%
Portfolio turnover rate	54.74%	47.07%		171.08%		162.86%	79.74%
(a)	Calculated using the average shares method.
(b)	Actual amount is less than $0.01 per share.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value.

(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See Notes to Financial Statements

Roumell Opportunistic Value Fund

Notes to Financial Statements
As of August 31, 2023

1.	Organization and Significant Accounting Policies
The Roumell Opportunistic Value Fund (“Fund”) is a series of the Starboard Investment Trust (“Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Fund is a separate non-diversified series of the Trust.
The investment objective of the Fund is to seek capital appreciation and income. Roumell Asset Management, LLC (“Roumell Asset Management” or the “Advisor”) seeks to achieve the Fund’s investment objective through opportunistic value investing. The Fund's portfolio will primarily consist of (i) domestic and foreign equity securities (common stock, preferred stock, warrants, and securities convertible into common stocks); (ii) domestic and foreign fixed income securities consisting of government and corporate debt securities, "junk" bonds, municipal securities, and real estate investment trusts ("REITs"); and (iii) interest-bearing instruments consisting of treasury bills, other U.S. government obligations and bonds, collateralized repurchase contracts, money market instruments, and money market funds (collectively referred to as cash and cash equivalents). These securities may include illiquid securities with up to 15% of the Fund’s assets. The Fund may invest in these securities directly or indirectly through investments in other investment companies.
The Fund currently has an unlimited number of authorized shares. The Date of Initial Public Investment of the Fund shares was December 31, 2010.
The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 “Financial Services – Investment Companies,” and Financial Accounting Standards Update (“ASU”) 2013-08.
Investment Valuation
The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.  Values are determined according to generally accepted accounting practices and all laws and regulations that apply.  Using methods approved by the Trustees, the assets of the Fund are valued as follows:
•
Securities that are listed on a securities exchange are valued at the last quoted sales price provided by a third-party pricing service at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

•	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price.
•
Unlisted securities for which market quotations are not readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

•	Options are valued at the mean of the last quoted bid and ask prices at the time of valuation.
•
Foreign securities listed on foreign exchanges are valued with quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates.

•	Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.
•
Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees.  Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Fair Value Measurement
The Fund has adopted ASC Topic 820, Fair Value Measurements.  ASC Topic 820 defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements.
Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:
Level 1:	Unadjusted quoted prices in active markets for identical securities assets or liabilities that the funds have the ability to access.
Level 2:
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, credit spreads, yield curves, and market-collaborated input.

Roumell Opportunistic Value Fund

Notes to Financial Statements
As of August 31, 2023

Level 3:
Unobservable inputs for the asset or liability to the extent that observable inputs are not available, representing the assumptions that a market participant would use in valuing the asset or liability at the measurement date; they would be based on the best information available, which may include the funds’ own data.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
In accordance with the Trust’s valuation policies and procedures and pursuant to Rule 2a-5 under the 1940 Act, the Board has appointed the Advisor as the valuation designee (the “Valuation Designee”). The Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value because fair value depends upon the circumstances of each individual case.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of August 31, 2023 for the Fund’s assets measured at fair value:
	Total	Level 1	Level 2	Level 3(a)
Assets
Common Stocks(b)	$ 55,419,880	$ 55,419,880	$ -	$ -
Private Investments	6,623,724	-	-	6,623,724
Closed-End Funds	3,385,281	3,385,281	-	-
Warrant	-	-	-	-
Corporate Bonds	160,991	-	160,991	-
United States Treasury Bills	21,872,099	-	21,872,099	-
Total Assets	$ 87,461,975	$ 58,805,161	$ 22,033,090	$ 6,623,724

(a)
The Fund held Level 3 securities during the fiscal year ended August 31, 2023, as indicated in the below table. These securities have been fair valued under the procedures approved by the Board of Trustees.

(b)	Refer to Schedule of Investments for breakdown by industry.
The table below presents a reconciliation of all Level 3 fair value measurements existing at August 31, 2023:
	Warrants	Private Investments	Total
Opening Balance	$-	$ 6,535,572	$ 6,535,572
Unrealized Gains	-	88,152	88,152
Ending Balance	$-	$ 6,623,724	$ 6,623,724

Below is a table summarizing the unobservable inputs used along with a sensitivity analysis, which shows the impact on valuation of a change in the unobservable input.
	Fair Value at August 31, 2023	Valuation Technique	Unobservable Inputs(a)	Range of Inputs (Weighted Average)
Assets (at fair value)
Investments In securities
Private Investments	$6,623,724	Value implied from recent transaction	Volatility	50%-64% (55.2%)
			Time to Maturity (years)	3-5 (4.26)
(a)	An increase in volatility and/or maturity would decrease the value of EAS Investors I, LP, but would have no impact on the value of Stream-IT App, Inc.

Roumell Opportunistic Value Fund

Notes to Financial Statements
As of August 31, 2023
The following table represents investments in restricted securities as of August 31, 2023:
Investment	Acquisition Date	Cost	Fair Value as of August 31, 2023	% of Net Assets
EAS Investors I, LP	8/21/2021	$3,508,800	$2,448,724	2.67%
FLYHT Aerospace Solutions Ltd.	7/15/2021	1,500,000	1,719,710	1.88%
Stream-IT App, Inc.	12/20/2021	4,175,000	4,175,000	4.56%

The following table represents investments in affiliates during the fiscal year ended August 31, 2023:
Investment	Share Balance as of August 31, 2022	Shares Purchased	Shares Sold	Share Balance as of August 31, 2023	Realized Gain(Loss)	Dividend Income	Change in Unrealized Gain(Loss)	Fair Value at August 31, 2023
Collplant Biotechnologies Ltd	605,437	-	27,528	577,909	$ (43,460)	$-	$ (393,789)	$ 3,750,629
FLYHT Aerospace Solutions Ltd.	2,500,000	-	-	2,500,000	-	-	121,052	1,719,710
GSI Technology, Inc.	1,937,404	-	1,937,404	-	(7,263,817)	-	5,764,819	-
Qumu Corp.	1,111,061	-	1,111,061	-	(1,938,794)	-	2,211,893	-
Stream-IT App, Inc.	3,652,988	-	-	3,652,988	-	-	651,827	4,175,000
Total	9,806,890	-	3,075,993	6,730,897	$(9,246,071)	$-	$8,355,802	$9,645,339

Foreign Currency Translation
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held.  Such changes are included in net realized and unrealized gain or loss from investments.
Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.  These amounts can be found on the Statement of Operations, if applicable.
Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.
Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Board.
Distributions
The Fund may declare and distribute dividends from net investment income (if any) annually. Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.
Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Roumell Opportunistic Value Fund

Notes to Financial Statements
As of August 31, 2023
Fees on Redemptions
The Fund charges a redemption fee of 1.00% on redemptions of Fund shares occurring within 60 days following the issuance of such shares.  The redemption fee is not a fee to finance sales or sales promotion expenses but is paid to the Fund to defray the costs of liquidating an investor and discourage short-term trading of the Fund’s shares. No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares.
Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.
2.	Risk Considerations
General Risks:
Opportunistic Investment Strategy Risk. There are risks associated with the Fund’s opportunistic investment strategy. The Fund is expected to be disciplined with its opportunistic investing, particularly with respect to the price it is willing to pay for the securities in which it is considering investing, and, as a result, may miss out on opportunities that have a reasonable risk/reward trade off. In addition, in periods of overall rising market levels (whether those rises are the result of speculative bubbles or the confirmation of underlying fundamentals), the Fund may not fully participate in market gains when it is heavily invested in Cash and Cash Equivalents. In such periods, mutual funds that are fully invested in equity securities will likely provide superior returns.
Non-diversified Fund Risk. The Fund is a non-diversified fund. In general, a non-diversified fund will invest a greater percentage of its assets in a particular issuer and will own fewer securities than diversified mutual funds. Accordingly, a non-diversified fund is generally subject to the risk that a large loss in an individual issuer will cause a greater loss for the fund than it would if the fund were required to hold a larger number of securities or smaller positions. A non-diversified fund may also have a more volatile NAV per share than diversified mutual funds. The Fund will limit investments in a single industry or group of industries (except U.S. Government and cash items) to less than 25% of the Fund’s total assets.
Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may more heavily invest will vary.
Liquidity Risk. Liquidity risk exists when particular investments would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.
COVID-19 Risk. The outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings. The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors. The extent to which COVID-19 will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions taken to contain COVID-19. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. If there is a significant decline in the value of the Fund’s portfolio, this may impact the Fund’s asset coverage levels for certain kinds of derivatives and other portfolio transactions. The duration of the COVID-19 outbreak and its impact on the global economy cannot be determined with certainty.

Roumell Opportunistic Value Fund

Notes to Financial Statements
As of August 31, 2023
Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.
Equity Securities Risks:
Common Stocks.  The Fund’s investments in common stocks, both directly and indirectly through the Fund’s investment in shares of other investment companies, may fluctuate in value in response to many factors, including the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Moreover, small- and micro-cap equities, where the Fund focuses, are generally more volatile than are large cap equities.  Such price fluctuations subject the Fund to potential losses.  In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund.  Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of common stocks will decline.   Common stock generally is subordinate to preferred stock and debt securities with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.
Small-Cap and Mid-Cap Securities Risk. The Fund may invest in securities of small-cap and mid-cap companies, which involves greater volatility than investing in larger and more established companies. Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.
Micro-Cap Securities Risk.  Some of the small companies in which the Fund invests may be micro-cap companies. Micro-cap stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations. Micro-cap companies carry additional risks because of the tendency of their earnings and revenues to be less predictable (and some companies may be experiencing significant losses), their share prices to be more volatile and their markets to be less liquid than companies with larger market capitalizations.  Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.
Risks Related to Investing in Other Investment Companies.  The Fund’s investment strategy may involve investing in other investment companies.  Investments in other investment companies subject the Fund to additional operating and management fees and expenses.  For example, investors in the Fund will indirectly bear fees and expenses charged by the investment companies in which the Fund invests, in addition to the Fund’s direct fees and expenses.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in such closed-end funds and also may be higher than other funds that invest directly in securities.  The shares of closed-end funds frequently trade at a premium or discount relative to their net asset value.  When the Fund purchases shares of a closed-end fund at a discount to its net asset value, there can be no assurance that the discount will decrease, and it is possible that the discount may increase.  Furthermore, investing in other investment companies may affect the timing, amount, and character of distributions and therefore may increase the amount of taxes payable by you.
Shareholder Activism Risk. When the Advisor engages in activism on behalf of the Fund, the Fund will incur additional expenses, such as legal or filing costs. As a result, the cost of investing in the Fund may be higher than other funds that do not engage in such shareholder activism.

Roumell Opportunistic Value Fund

Notes to Financial Statements
As of August 31, 2023
Large-Cap Securities Risk. Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks.  Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Preferred Stock Risk.  Like shares of common stock, the value of preferred stock may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes.  Preferred stock may fail to pay dividends when expected. The rights of holders of preferred stock are generally subordinate to the rights associated with a corporation’s debt securities.
Convertible Securities Risk. Convertible securities are securities that may be converted into shares of stock.  Due to the conversion feature, the interest rate or dividend preference of a convertible security is usually less than if the securities were non-convertible.  The value of convertible securities tends to change when the market value of the underlying stock fluctuates and tends to fluctuate inversely with changes in interest rates.
Fixed-Income Securities Risks:
Lower-rated Securities or “Junk Bonds” Risk.  Fixed income securities rated below BBB by S&P or Baa by Moody’s are considered speculative in nature and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities.  Lower rated fixed income securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These fixed income securities are considered “below investment-grade.”  The retail secondary market for these “junk bonds” may be less liquid than that of higher rated fixed income securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. These risks can reduce value of the Fund’s shares and the income it earns.
Risks of Investing in Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers. In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.
Interest Rate and Credit Risk.  Interest rates may rise resulting in a decrease in the value of the fixed income securities held by the Fund or may fall resulting in an increase in the value of such securities. Fixed income securities with longer maturities generally involve greater risk than those with shorter maturities.  Issuers of fixed income securities might be unable to make principal and interest payments when due.
Maturity Risk.  Maturity risk is another factor that can affect the value of the Fund’s debt holdings. In general, the longer the maturity of a fixed income instrument, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.
Government Debt Markets May Be Illiquid or Disrupted.  Although generally highly liquid, the markets in which the Fund trades could experience periods of illiquidity, sometimes of significant duration.
Inflation Risk.  Fixed income securities are subject to inflation risk. Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value of fixed income securities would result in a loss in the value of the Fund’s portfolio.
Risks of Investing in REITs.  The Fund may invest in REITs.  The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual REITs in which the Fund invests.
Foreign Securities Risks:
Currency Risk.  Currency risk is the chance that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The Fund’s investments in foreign securities exposes the Fund to foreign currencies and subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a portfolio’s investment in securities denominated in a foreign currency or may widen existing losses. Currency gains and losses could occur regardless of the performance of the underlying investment.

Roumell Opportunistic Value Fund

Notes to Financial Statements
As of August 31, 2023
Foreign Securities Risk. Foreign securities involve investment risks different from those associated with domestic securities. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.
3.	Transactions with Related Parties and Service Providers
Advisor
The Fund pays a monthly fee to the Advisor calculated at the annual rate of 0.92% of the Fund’s average daily net assets. For the fiscal year ended August 31, 2023, $770,854 in advisory fees were incurred by the Fund, of which $151,709 were waived by the Advisor.
The Advisor has entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) to not more than 1.23% of the average daily net assets of the Fund. The contractual arrangement is in effect through December 31, 2023, unless earlier terminated by the Board of Trustees of the Fund for any reason at any time. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the expense limitation agreement.
Administrator
The Fund pays customary fees to The Nottingham Company (the “Administrator”) for its services as Fund Administrator and Fund Accountant. Certain officers of the Administrator are also officers of the Trust.
Compliance Services
The Nottingham Company, Inc. serves as the Trust’s compliance services provider including services as the Trust’s Chief Compliance Officer. The Nottingham Company, Inc. is entitled to receive customary fees from the Fund for its services pursuant to the Compliance Services Agreement with the Fund.
Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Fund pursuant to the Transfer Agent’s fee arrangements with the Fund.
Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.
4.	Trustees and Officers
The Trust is governed by the Board of Trustees, which is responsible for the management and supervision of the Fund.  The Trustees meet periodically throughout the year to review contractual agreements with companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust. Effective April 1, 2023, each Trustee who is not an “interested person” of the Trust or the Advisor within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustee”) receives $2,400 per series per calendar year, plus an additional fee of $400 per meeting for each meeting of the Board attended, plus an additional fee of $200 per committee meeting of the Board attended, and $1,000 per special meeting of the Board attended.  The Trust reimburses each Trustee and officer of the Trust for his or her travel and other expenses related to attendance of Board meetings.  Additional fees were incurred during the year as special meetings were necessary in addition to the regularly scheduled meetings of the Board of Trustees.

Roumell Opportunistic Value Fund

Notes to Financial Statements
As of August 31, 2023
Certain officers of the Trust may also be officers of the Administrator and receive no compensation from the Trust for serving as officers.
5.	Purchases and Sales of Investment Securities
For the fiscal year ended August 31, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:
Purchases of Non-U.S. Government Securities	Proceeds from Sales of Non- U.S. Government Securities	Purchases of U.S. Government Securities	Proceeds from Sales of U.S. Government Securities
$ 40,507,728	$ 49,828,794	$ -	$ -

6.	Federal Income Tax
Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  The general ledger is adjusted for permanent book/tax differences to reflect tax character but is not adjusted for temporary differences.
Management has reviewed the Fund’s tax positions to be taken on the federal income tax returns for the fiscal years ended August 31, 2020 through August 31, 2023 and determined that the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended August 31, 2023, the Fund did not incur any interest or penalties.
Distributions during the years ended were characterized for tax purposes as follows:
	August 31, 2023	August 31, 2022
Ordinary Income	-	$46,921,755
Capital Gains	-	688,245

At August 31, 2023, the tax-basis cost of investments and components of accumulated deficit were as follows:
Cost of Investments	$110,190,031

Gross Unrealized Appreciation	6,370,128
Gross Unrealized Depreciation	(29,098,184)
Net Unrealized Depreciation	(22,728,056)

Undistributed Net Investment Income	623,451
Short Term Capital Loss Carryforward	(4,687,093)
Long Term Capital Loss Carryforward	(15,127,117)
Accumulated Deficit	(41,918,815)

Capital Loss Carryforwards
Accumulated capital losses noted above represent net capital loss carryovers as of August 31, 2023, that are available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. The capital loss carryforwards have no expiration date.
7.	Beneficial Ownership
The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of August 31, 2023, Charles Schwab held 39.33% of the Fund. The Fund has no knowledge as to whether all or any portion of the shares owned of record by Charles Schwab or NFS are also owned beneficially.
8.	Commitments and Contingencies
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

Roumell Opportunistic Value Fund

Notes to Financial Statements
As of August 31, 2023
9.	Subsequent Events
In accordance with GAAP, management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of the financial statements. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Roumell Opportunistic Value Fund
and the Board of Trustees of Starboard Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Roumell Opportunistic Value Fund (the "Fund"), a series of Starboard Investment Trust as of August 31, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations, changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statement and financial highlights for the year ended August 31, 2022, and prior, were audited by other auditors whose report dated December 13, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, broker, fund administrators, managers, transfer agent, and issuers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.
COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
October 30, 2023

Roumell Opportunistic Value Fund

Additional Information (Unaudited)
As of August 31, 2023

1.	Proxy Voting Policies and Voting Record
A copy of the Advisor’s Proxy Voting and Disclosure Policy is included as Appendix B to the Fund’s Statement of Additional Information and is available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.
2.	Quarterly Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.
3.	Tax Information
We are required to advise you within 60 days of the Fund’s fiscal year-end regarding federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund’s fiscal year ended August 31, 2023.
During the fiscal year, the Fund paid no income or long-term capital distributions.
4.	Sales of Securities
The following table shows the realized gains and losses that resulted from sales of securities during the fiscal year ended August 31, 2023:
Description	Cost	Sales Proceeds	Realized Gain (Loss) (% of cost)	Realized Gain (Loss)
Algoma Steel Group, Inc	$2,014,396	$1,546,750	-23.22%	$ (467,646)
Allot Ltd	2,380,231	577,756	-75.73%	(1,802,475)
Barnes & Noble Education, Inc	2,112,014	2,230,854	5.63%	118,840
Cavco Industries, Inc	1,100,425	1,439,229	30.79%	338,804
Collplant Biotechnologies Ltd	378,196	334,736	-11.49%	(43,460)
Comtech Telecommunications, Inc	2,409,692	1,186,031	-50.78%	(1,223,661)
Dundee Precious Metals, Inc	4,170,171	4,246,311	1.83%	76,140
Eagle Point Credit Co Inc	509,945	523,976	2.75%	14,031
Enzo Biochem, Inc	5,707,874	4,479,164	-21.53%	(1,228,710)
Eton Pharmaceuticals, Inc	2,148,535	1,610,629	-25.04%	(537,906)
GSI Technology, Inc	12,216,375	4,952,557	-59.46%	(7,263,818)
iMedia Brands, Inc	930,606	389,821	-58.11%	(540,785)
KVH Industries Inc	235,299	288,062	22.42%	52,763
Magnite Inc	10,463,589	7,805,259	-25.41%	(2,658,330)
NI Holdings, Inc	1,397,465	1,119,887	-19.86%	(277,578)
Opera Ltd	8,429,807	12,503,997	48.33%	4,074,190
Quantum Corp	708,461	154,075	-78.25%	(554,386)
Qumu Corp	2,938,749	999,955	-65.97%	(1,938,794)
Tetra Technologies, Ltd	3,424,977	3,439,744	0.43%	14,767
Net Realized Loss				$ (13,848,014)

5.	Schedule of Shareholder Expenses
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the fiscal period from March 1, 2023 through August 31, 2023.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Roumell Opportunistic Value Fund

Additional Information (Unaudited)
As of August 31, 2023
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Value 03/01/2023	Ending Value 8/31/2023	Expense Paid During Period*	Annualized Expense Ratio*
Actual	$1,000.00	$1,102.00	$6.51	1.23%
Hypothetical	1,000.00	1,037.70	6.32	1.23%
*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent period, divided by the number of days in the fiscal year (to reflect the six month period).
6.	Information about Trustees and Officers
The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees received aggregate compensation of $10,687 during the fiscal year ended August 31, 2023 from the Fund for their services to the Fund and Trust.
Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
James H. Speed, Jr. (06/1953)	Chairman and Independent Trustee	Trustee since 7/09, Chair since 5/12	Retired Executive/Private Investor	10
Independent Trustee of the Brown Capital Management Mutual Funds for all its series from 2001 to present, Centaur Mutual Funds Trust for all its series from 2009 to present, WST Investment Trust for all its series from 2013 to present, and Chesapeake Investment Trust for all its series from 2016 to present (all registered investment companies). Member of Board of Directors of Communities in Schools of N.C. from 2001 to present. Member of Board of Directors of Investors Title Company from 2010 to present. Member of Board of Directors of AAA Carolinas/Auto Club from 2011 to present. Previously, Independent Trustee of the Hillman Capital Management Investment Trust from 2009 to 2021. Previously, Independent Trustee of the Leeward Investment Trust from 2018 to 2020. Previously, member of Board of Directors of M&F Bancorp Mechanics & Farmers Bank from 2009 to 2019.

Roumell Opportunistic Value Fund

Additional Information (Unaudited)
As of August 31, 2023
Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Theo H. Pitt, Jr. (04/1936)	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999.	10
Independent Trustee of Hillman Capital Management Investment Trust for all its series from 2000 to present, Chesapeake Investment Trust for all its series from 2002 to present, World Funds Trust for all its series from 2013 to present, ETF Opportunities Trust for all its series from 2019 to present, and Kingsham Parallel Income Trust from 2022 to present (all registered investment companies). Senior Partner of Community Financial Institutions Consulting from 1997 to present. Previously, Independent Trustee of the Leeward Investment Trust from 2011 to 2021.

J. Buckley Strandberg (03/1960)	Independent Trustee	Since 7/09	President of Standard Insurance and Realty since 1982.	10	None.

Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years
Officers
Katherine M. Honey (09/1973)	President and Principal Executive Officer	Since 05/15	President of The Nottingham Company since 2018.
Pete McCabe (09/1972)	Treasurer, Principal Accounting Officer, and Principal Financial Officer	Since 05/23	Chief Operating Officer, The Nottingham Company since 2018.
Tracie A. Coop (12/1976)	Secretary	Since 12/19	General Counsel, The Nottingham Company since 2019. Formerly, Vice President and Managing Counsel, State Street Bank and Trust Company from 2015 to 2019.
Andrea M. Knoth (09/1983)	Chief Compliance Officer	Since 06/22
Director of Compliance, The Nottingham Company since 2022. Formerly, Senior Fund Compliance Administrator, Ultimus Fund Solutions from 2019 to 2022. Formerly, Associate Director of Operational Compliance, Barings from 2018 to 2019.

7.	Change of Independent Registered Public Accounting Firm
Effective March 9, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm for the Fund. The Audit Committee of the Board of Trustees approved the replacement of BBD as a result of Cohen & Company, Ltd.’s (“Cohen”) acquisition of BBD’s investment management group. On March 23, 2023, the Audit Committee of the Board of Trustees also recommended and approved the appointment of Cohen as the Fund’s independent registered public accounting firm for the fiscal year ending August 31, 2023.
The reports of BBD, LLP on the Fund’s financial statements for the last fiscal year contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
During the Fund’s most recent fiscal year, and through March 9, 2023, there were no disagreements with BBD, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, LLP, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such years. During the most recent fiscal year, and through March 9, 2023, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the SEC.
The Fund requested BBD, LLP to furnish them with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter will be filed as an Exhibit to the Form N-CSR filing.

Roumell Opportunistic Value Fund

is a series of The Starboard Investment Trust

For Shareholder Service Inquiries:

Documented:
Nottingham Shareholder Services
116 South Franklin Street
Post Office Drawer 4365
Rocky Mount, North Carolina 27803

Toll-Free Telephone:
1-800-773-3863

World Wide Web @:
ncfunds.com

For Investment Advisor Inquiries:

Documented:
Roumell Opportunistic Value Fund
2 Wisconsin Circle, Suite 700
Chevy Chase, Maryland 20815

Toll-Free Telephone:
1-800-773-3863

World Wide Web @:
roumellfund.com

Roumell Asset Management, LLC

(b) Not applicable.

ITEM 2.	CODE OF ETHICS.
(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	During the period covered by this report, there have been no substantive amendments to the provisions of the Code of Ethics.
(d)	During the period covered by this report, the registrant did not grant any waivers to the provisions of the Code of Ethics.
(f)(1)	A copy of the Code of Ethics is filed with this Form N-CSR as Exhibit 13(a)(1).

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Trustees has determined that there is at least one member who qualifies as an audit committee financial expert, as that term is defined under Item 3(b) of Form N-CSR, serving on its audit committee.
As of the date of this report, the registrant’s audit committee financial expert is Mr. James H. Speed, Jr.  Mr. Speed is “independent” for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)	Audit Fees – Audit fees billed for the Roumell Opportunistic Value Fund (the “Fund”), a series of the Trust, for the last two fiscal years are reflected in the table below.
For the fiscal year ended August 31, 2022, these amounts represent aggregate fees billed for professional services rendered by the registrant’s independent accountant, BBD, LLP (“Former Accountant”), in connection with the annual audit of the registrant’s financial statements and for services that are normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings or engagements for those fiscal years.
Fund	August 31, 2022
Roumell Opportunistic Value Fund	$23,250
For the fiscal year ended August 31, 2023, these amounts represent aggregate fees billed for professional services rendered by the registrant’s independent accountant, Cohen & Company. Ltd. (“Accountant”), in connection with the annual audit of the registrant’s financial statements and for services that are normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings or engagements for those fiscal years.
Fund	August 31, 2023
Roumell Opportunistic Value Fund	$20,000

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal year ended August 31, 2022, for assurance and related services by the Former Accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and that were not reported under paragraph (a) of this Item,

There were no additional fees billed in the fiscal year ended August 31, 2023, for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and that were not reported under paragraph (a) of this Item.
(c)
Tax Fees – The tax fees billed the fiscal year ended August 31, 2022, for professional services rendered by the Former Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of the Fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	August 31, 2022
Roumell Opportunistic Value Fund	$3,000
The tax fees billed in the fiscal year ended August 31, 2023, for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of the Fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.
Fund	August 31, 2023
Roumell Opportunistic Value Fund	$3,000
(d)
All Other Fees – There were no other fees billed in the fiscal year ended August 31, 2022, for products and services provided by the Former Accountant, other than the services reported in paragraphs (a) through (c) of this item.

There were no other fees billed in the fiscal year ended August 31, 2023, for products and services provided by the Accountant, other than the services reported in paragraphs (a) through (c) of this item.
(e)(1)
The registrant’s Board of Trustees pre-approved the engagement of the Former Accountant for the last fiscal year ended August 31, 2022, at an audit committee meeting of the Board of Trustees called for such purpose. The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the fiscal year ended August 31, 2023, at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose.  The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.
(g)
Aggregate non-audit fees billed by the Former Accountant to the Fund for services rendered for the fiscal year ended August 31, 2022, were $3,000. There were no fees billed by the Former Accountant for non-audit services rendered to the Fund’s investment adviser, or any other entity controlling, controlled by, or under common control with the Fund’s investment adviser.

Aggregate non-audit fees billed by the Accountant to the Fund for services rendered for the fiscal year ended August 31, 2023, were $3,000. There were no fees billed by the Accountant for non-audit services rendered to the Fund’s investment adviser, or any other entity controlling, controlled by, or under common control with the Fund’s investment adviser.
(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
A copy of Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.
None.

Item 11.	CONTROLS AND PROCEDURES.
(a)
The President and Principal Executive Officer and the Treasurer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934, as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith.
(a)(3)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Starboard Investment Trust

/s/ Katherine M. Honey
Date: November 9, 2023	Katherine M. Honey President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Katherine M. Honey
Date: November 9, 2023	Katherine M. Honey President and Principal Executive Officer

/s/ Peter McCabe
Date: November 9, 2023	Peter McCabe Treasurer, Principal Accounting Officer, and Principal Financial Officer